                                                                    EXHIBIT 4.2

                             (BLUE NILE, INC. LOGO)

COMMON SHARES                                                   COMMON SHARES

NILE                                                           CUSIP 09578R 10 3
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                BLUE NILE, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that






is the record holder of



           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $0.001 PER SHARE, OF
                                BLUE NILE, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.


In Witness Whereof, the Corporation has caused this Certificate to be executed and attested to by the facsimile signatures of its duly authorized officers.



Dated:


 /s/ DIANE M. IRVINE                                   /s/ MARK VADON
CHIEF FINANCIAL OFFICER                                  PRESIDENT


COUNTERSIGNED AND REGISTERED:
BY        MELLON INVESTOR SERVICES LLC

                                        TRANSFER AGENT
                                        AND REGISTRAR
AUTHORIZED OFFICER


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                                BLUE NILE, INC.

     Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM -- as tenants in common                         UNIF GIFT MIN ACT --  ......... Custodian ........
TEN ENT -- as tenants by the entireties                                         (Cust)             (Minor)
JT TEN  -- as joint tenants with right of                                     under Uniform Gifts to Minors
           survivorship and not as tenants                                    Act .........................
           in common                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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Shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------------------

In presence of


X                                                       X
 ------------------------------------------------                 -----------------------------------------------------------------
                                                                  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                                                        NOTICE:   WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                                  WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed
By
  -------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.